UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-05088

THE ALLIANCEBERNSTEIN PORTFOLIOS

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  July 31, 2007

Date of reporting period:  January 31, 2007


ITEM 1.  REPORTS TO STOCKHOLDERS.


-------------------------------------------------------------------------------
SEMI-ANNUAL REPORT
-------------------------------------------------------------------------------

AllianceBernstein Growth Fund

Semi-Annual Report

January 31, 2007


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS



Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.



March 26, 2007

Semi-Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Growth Fund (the "Fund") for the semi-annual reporting period ended January 31, 2007.

Investment Objective and Policies

The Fund's investment objective is long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in equity securities of high-quality companies with favorable earnings outlooks whose long-term growth rates are expected to exceed that of the U.S. economy over time. AllianceBernstein seeks to invest in well-managed companies that are leaders in their industries, with strong business franchises, sustainable competitive advantages and superior growth prospects. Investment selections are made from a universe of more than 500 covered securities. Normally, the Fund invests in approximately 45-70 companies. The Fund emphasizes investments in large- and mid-capitalization companies; however, the Fund has the flexibility to invest across the capitalization spectrum.

Investment Results

The table on page 4 shows the Fund's performance compared to its benchmark, the Russell 3000 Growth Index, and the broad market, as represented by the S&P 500 Stock Index, for the six- and 12-month periods ended January 31, 2007.

For the six-month period ended January 31, 2007, the Fund modestly outperformed its growth benchmark and the broad market. The Fund's relative performance benefited, in particular, from a number of holdings in the financial services, consumer and technology sectors, as the market began to reward those companies that exhibited superior fundamental growth. Performance was partially offset by the Fund's overweight position within the health care sector, which adversely affected the Fund's six-month return relative to its benchmark.

For the 12-month period ended January 31, 2007, the Fund significantly underperformed its growth benchmark and the broad market. Relative Fund performance suffered, reflecting the Fund's pronounced growth orientation, with notable exposure to the technology, health care and consumer sectors, which generally underperformed. This was partially mitigated by the Fund's exposure to financial services. While several holdings fell short of fundamental expectations, the number of fundamental shortfalls was not unusual. Moreover, the Fund's overall portfolio continues to exhibit robust inherent strength with favorable relative earnings growth and rising estimate revisions, as it has over the past several years.

Market Review and Investment Strategy

The underperformance of growth stocks in 2006 is frankly hard to understand. Not only were relative valuations very attractive, but the fundamental performance of most of these companies also exceeded expectations. Much of the underperformance occurred between February and mid-July, when macroeconomic concerns vacillated from fear of inflation to concerns that the U.S. Federal Reserve's (the


ALLIANCEBERNSTEIN GROWTH FUND o 1


"Fed's") monetary tightening would become too extreme and precipitate a recession. The uncertainty caused investors to avoid risk, disproportionately pressuring long-duration assets such as growth stocks. To the Fund's U.S. Growth Team (the "team"), stocks overreacted during that five-month period. But the underperformance of growth stocks since September is in some ways even more perplexing. Even though the level of uncertainty fell substantially, growth stocks--particularly the fastest growing companies in the growth universe--did not recover their relative losses. Energy and commodities prices declined sharply, quelling fears of inflation, and the Fed has not raised rates since July, mitigating the risk of a recession. Interest rates declined, as one would have expected, with the 10-year U.S. government bond falling below 4.5% at one point. But growth stocks did not respond. From a historical perspective, growth equities appear to be undervalued.

The frustrating aspect of recent performance is that the majority of the Fund's holdings generated earnings growth that met or, in a number of cases, exceeded expectations. These companies, which possess sustainable competitive advantages, are growing faster than their peers and yet are trading at almost comparable valuations, a rare combination. The Fund did own several companies which experienced fundamental shortfalls; and where the longer-term case for investment had changed, these holdings were eliminated from the Fund's portfolio. But in 2006, the incidence of such shortfalls was not materially different from 2005. In fact, the companies within the Fund's portfolio grew earnings 38%, compared to 17% for the Russell 3000 Growth Index. These strong fundamental results are very similar to 2005, when the Fund grew earnings 30% compared to 17% for the Index. For 2006, 74% of the companies experienced positive estimate revisions, versus 54% for the Russell 3000 Growth Index. Much of the Fund's poor performance in 2006 actually resulted from companies that essentially performed as the team expected, but their fundamental success was not rewarded by the stock market. This was particularly true over the first six months of the year.

In the team's opinion, a very attractive investment opportunity has become even more compelling. In the short term, equity markets can be inefficient. Historically over the long term, however, stock prices ultimately have reflected the growth in earnings and cash flow of the underlying companies. The team's investment philosophy is therefore predicated on identifying leading companies with sustainable competitive advantages that can grow faster than their peers, and seeking to invest in these companies when attractively valued. While such franchises have in the past typically commanded substantial valuation premiums, today they are trading at similar multiples to average or below-average companies. With the guidance of the team's internal research, the Fund remains positioned to capitalize on this unique investment opportunity.


2 o ALLIANCEBERNSTEIN GROWTH FUND


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Russell 3000 Growth Index, the unmanaged Russell 3000 Index and the unmanaged Standard & Poor's (S&P) 500 Stock Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 3000 Growth Index contains those securities in the Russell 3000 Index with a greater-than-average growth orientation. The Russell 3000 Index is comprised of 3,000 of the largest capitalized companies that are traded in the United States. The S&P 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Growth investing does not guarantee a profit or eliminate risk. The stocks of these companies can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. If a growth stock company should fail to meet these high earnings expectations, the price of these stocks can be severely negatively affected.

The Fund can invest in small-cap and mid-cap companies. Investments in mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. A Fund's investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets or financial resources. The Fund can invest in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, fluctuations in the value of investments in foreign currency denominated securities may be magnified by changes in foreign exchange rates. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. These risks are more fully discussed in the Fund's prospectus.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN GROWTH FUND o 3


HISTORICAL PERFORMANCE
(continued from previous page)

                                                              Returns
THE FUND VS. ITS BENCHMARK                          ---------------------------
PERIODS ENDED JANUARY 31, 2007                         6 Months     12 Months
-------------------------------------------------------------------------------
AllianceBernstein Growth Fund
  Class A                                               15.61%        -3.01%
  Class B                                               15.17%        -3.76%
  Class C                                               15.22%        -3.71%
  Advisor Class*                                        15.78%        -2.74%
  Class R*                                              15.54%        -3.10%
  Class K*                                              15.74%        -2.82%
  Class I*                                              15.98%        -2.48%
Russell 3000 Growth Index                               15.09%         9.53%
S&P 500 Stock Index                                     13.76%        14.53%

* Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.


See Historical Performance and Benchmark Disclosures on previous page.

(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN GROWTH FUND


HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JANUARY 31, 2007

--------------------------------------------------------------
                                NAV Returns     SEC Returns
Class A Shares
1 Year                             -3.01%         -7.12%
5 Years                             5.48%          4.58%
10 Years                            4.18%          3.73%

Class B Shares
1 Year                             -3.76%         -7.61%
5 Years                             4.68%          4.68%
10 Years(a)                         3.57%          3.57%

Class C Shares
1 Year                             -3.71%         -4.68%
5 Years                             4.73%          4.73%
10 Years                            3.44%          3.44%

Advisor Class Shares+
1 Year                             -2.74%         -2.74%
5 Years                             5.81%          5.81%
10 Years                            4.49%          4.49%

Class R Shares+
1 Year                             -3.10%         -3.10%
Since Inception*                    7.93%          7.93%

Class K Shares+
1 Year                             -2.82%         -2.82%
Since Inception*                    8.18%          8.18%

Class I Shares+
1 Year                             -2.48%         -2.48%
Since Inception*                    8.53%          8.53%


(a)  Assumes conversion of Class B shares into Class A shares after eight years.

*  Inception dates: 3/1/05 for Class R, Class K and Class I shares.

+ These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN GROWTH FUND o 5


HISTORICAL PERFORMANCE
(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2006)

--------------------------------------------------------------
                                               SEC Returns
Class A Shares
1 Year                                            -6.20%
5 Years                                            3.00%
10 Years                                           3.86%

Class B Shares
1 Year                                            -6.65%
5 Years                                            3.12%
10 Years(a)                                        3.70%

Class C Shares
1 Year                                            -3.69%
5 Years                                            3.16%
10 Years                                           3.57%

Advisor Class Shares+
1 Year                                            -1.75%
5 Years                                            4.22%
10 Years                                           4.62%

Class R Shares+
1 Year                                            -2.10%
Since Inception*                                   6.53%

Class K Shares+
1 Year                                            -1.85%
Since Inception*                                   6.77%

Class I Shares+
1 Year                                            -1.51%
Since Inception*                                   7.11%


*  Inception dates: 3/1/05 for Class R, Class K and Class I shares.

(a)  Assumes conversion of Class B shares into Class A shares after eight years.

+ Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.


6 o ALLIANCEBERNSTEIN GROWTH FUND


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                         Beginning                            Ending
                       Account Value                      Account Value                     Expenses Paid
                      August 1, 2006                    January 31, 2007                    During Period*
            ------------------------------   -------------------------------   ---------------------------
                Actual        Hypothetical         Actual        Hypothetical**        Actual       Hypothetical
            -----------   ----------------   -----------   -----------------   -----------   -------------
Class A        $1,000           $1,000           $1,156.07        $1,017.64            $ 8.15          $ 7.63
Class B        $1,000           $1,000           $1,151.74        $1,013.81            $12.26          $11.47
Class C        $1,000           $1,000           $1,152.23        $1,014.06            $11.99          $11.22
Advisor
  Class        $1,000           $1,000           $1,157.75        $1,019.16            $ 6.53          $ 6.11
Class R        $1,000           $1,000           $1,155.39        $1,017.14            $ 8.69          $ 8.13
Class K        $1,000           $1,000           $1,157.37        $1,018.75            $ 6.96          $ 6.51
Class I        $1,000           $1,000           $1,159.75        $1,020.62            $ 4.95          $ 4.63

* Expenses are equal to the classes' annualized expense ratios of 1.50%, 2.26%, 2.21%, 1.20%, 1.60%, 1.28% and 0.91%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**  Assumes 5% return before expenses.


ALLIANCEBERNSTEIN GROWTH FUND o 7


PORTFOLIO SUMMARY
January 31, 2007 (unaudited)


PORTFOLIO STATISTICS
Net Assets ($mil): $1,439.9


SECTOR BREAKDOWN*
[ ]  26.6%   Finance                         [PIE CHART OMITTED]
[ ]  22.9%   Technology
[ ]  19.1%   Health Care
[ ]  18.8%   Consumer Services
[ ]   3.9%   Energy
[ ]   2.9%   Aerospace & Defense
[ ]   1.7%   Multi-Industry Companies
[ ]   1.6%   Capital Goods
[ ]   1.1%   Consumer Manufacturing
[ ]   1.0%   Consumer Staples

[ ]   0.4%   Short-Term


TEN LARGEST HOLDINGS**
January 31, 2007 (unaudited)

                                                                    Percent of
Company                                          U.S. $ Value       Net Assets
-------------------------------------------------------------------------------
Google, Inc.                                    $  69,099,192           4.8%
Legg Mason                                         68,533,105           4.8
WellPoint                                          62,079,311           4.3
Goldman Sachs                                      57,645,994           4.0
Apple Computer                                     57,546,691           4.0
Genentech                                          57,090,179           4.0
Teva Pharmaceutical                                56,588,571           3.9
Schlumberger                                       55,971,514           3.9
CB Richard Ellis                                   46,462,266           3.2
Comcast                                            43,028,515           3.0
                                                $ 574,045,338          39.9%


* All data are as of January 31, 2007. The Fund's sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

**  Long-term investments.

Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund's prospectus.


8 o ALLIANCEBERNSTEIN GROWTH FUND


PORTFOLIO OF INVESTMENTS
January 31, 2007 (unaudited)

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-100.0%

Finance-26.7%
Banking - Money Center-2.9%
JPMorgan Chase & Co.                                  808,120    $   41,157,551

Brokerage & Money Management-16.9%
The Charles Schwab Corp.                            1,881,680        35,601,386
Goldman Sachs Group, Inc.(a)                          271,710        57,645,994
Greenhill & Co., Inc.(a)                              369,640        27,697,125
Legg Mason, Inc.(a)                                   653,630        68,533,105
Lehman Brothers Holdings, Inc.                        181,690        14,942,185
Merrill Lynch & Co., Inc.(a)                          422,810        39,558,104
                                                                 --------------
                                                                    243,977,899
Insurance-2.8%
American International Group, Inc.                    583,840        39,963,848

Miscellaneous-4.1%
Chicago Mercantile Exchange Holdings,
  Inc.-Class A                                         45,721        25,754,640
Citigroup, Inc.                                       266,470        14,690,491
NYSE Group, Inc.(a)(b)                                 77,490         7,747,450
State Street Corp.                                    149,040        10,589,292
                                                                 --------------
                                                                     58,781,873
                                                                 --------------
                                                                    383,881,171
Technology-23.0%
Communication Equipment-2.6%
QUALCOMM, Inc.                                      1,000,990        37,697,283

Communication Services-0.7%
Monster Worldwide, Inc.(b)                            203,220        10,041,100

Computer Hardware/Storage-6.1%
Apple, Inc.(a)(b)                                     671,255        57,546,691
Sun Microsystems, Inc.(b)                           4,560,505        30,281,753
                                                                 --------------
                                                                     87,828,444
Computer Peripherals-1.0%
Network Appliance, Inc.(b)                            379,470        14,268,072

Computer Services-1.4%
Euronet Worldwide, Inc.(a)(b)                         127,930         3,692,060
Infosys Technologies Ltd. (ADR)                       290,660        16,858,280
                                                                 --------------
                                                                     20,550,340
Internet Media-4.8%
Google, Inc.-Class A(b)                               137,840        69,099,192


ALLIANCEBERNSTEIN GROWTH FUND o 9


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Miscellaneous-2.0%
Amphenol Corp.-Class A                                419,940    $   28,438,337

Semiconductor Components-4.4%
Advanced Micro Devices, Inc.(b)                       230,300         3,581,165
Broadcom Corp.-Class A(a)(b)                        1,032,420        32,954,847
NVIDIA Corp.(a)(b)                                    854,180        26,180,617
                                                                 --------------
                                                                     62,716,629
                                                                 --------------
                                                                    330,639,397
Health Care-19.2%
Biotechnology-6.3%
Genentech, Inc.(a)(b)                                 653,430        57,090,179
Gilead Sciences, Inc.(a)(b)                           514,910        33,119,011
                                                                 --------------
                                                                     90,209,190
Drugs-4.9%
Merck & Co. Inc.                                      317,860        14,224,235
Teva Pharmaceutical Industries Ltd. (ADR)(a)        1,612,210        56,588,571
                                                                 --------------
                                                                     70,812,806
Medical Products-1.7%
Alcon, Inc.(a)                                        188,580        22,207,181
Becton Dickinson & Co.                                 38,900         2,992,966
                                                                 --------------
                                                                     25,200,147
Medical Services-6.3%
Medco Health Solutions, Inc.(b)                       203,170        12,029,696
Unitedhealth Group, Inc.                              310,000        16,200,600
WellPoint, Inc.(b)                                    792,030        62,079,311
                                                                 --------------
                                                                     90,309,607
                                                                 --------------
                                                                    276,531,750
Consumer Services-18.9%
Apparel-2.8%
Coach, Inc.(b)                                        339,510        15,569,929
Under Armour, Inc.-Class A(a)(b)                      499,750        25,387,300
                                                                 --------------
                                                                     40,957,229
Broadcasting & Cable-3.0%
Comcast Corp.-Class A(a)(b)                           970,860        43,028,515

Miscellaneous-6.8%
CB Richard Ellis Group, Inc.-Class A(a)(b)          1,235,370        46,462,266
Corporate Executive Board Co.(a)                      332,530        30,170,447
Iron Mountain, Inc.(a)(b)                             326,550         9,136,869
Strayer Education, Inc.(a)                            110,700        12,594,339
                                                                 --------------
                                                                     98,363,921
Restaurants & Lodging-1.3%
Chipotle Mexican Grill, Inc.-Class A(a)(b)            310,640        18,458,229


10 o ALLIANCEBERNSTEIN GROWTH FUND


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Retail - General Merchandise-5.0%
Coldwater Creek, Inc.(b)                              330,670    $    6,166,995
Dick's Sporting Goods, Inc.(a)(b)                     556,250        28,641,313
Kohl's Corp.(b)                                       518,440        36,762,580
                                                                 --------------
                                                                     71,570,888
                                                                 --------------
                                                                    272,378,782
Energy-3.9%
Oil Service-3.9%
Schlumberger, Ltd.(a)                                 881,580        55,971,514

Aerospace & Defense-2.9%
Aerospace-2.9%
Boeing Co.                                            469,430        42,042,151

Multi-Industry Companies-1.7%
Danaher Corp.(a)                                      341,900        25,321,114

Capital Goods-1.6%
Electrical Equipment-1.6%
Ametek, Inc.                                          446,430        15,473,264
Emerson Electric Co.                                  172,760         7,769,017
                                                                 --------------
                                                                     23,242,281
Consumer Manufacturing-1.1%
Building & Related-1.1%
NVR, Inc.(a)(b)                                        23,352        16,171,727

Consumer Staples-1.0%
Household Products-0.6%
Procter & Gamble Co.                                  118,930         7,714,989

Retail - Food & Drug-0.4%
Whole Foods Market, Inc.(a)                           141,050         6,091,950
                                                                 --------------
                                                                     13,806,939
Total Common Stocks
  (cost $1,038,586,412)                                           1,439,986,826

SHORT-TERM INVESTMENTS-0.4%
Investment Companies-0.4%
AllianceBernstein Fixed-Income Shares,
  Inc.-Government STIF Portfolio(c)
  (cost $5,222,859)                                 5,222,859         5,222,859

Total Investments Before Security Lending
  Collateral-100.4%
  (cost $1,043,809,271)                                           1,445,209,685


ALLIANCEBERNSTEIN GROWTH FUND o 11


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
INVESTMENT OF CASH COLLATERAL FOR
  SECURITIES LOANED-20.1%
Short-Term Investments-20.1%
UBS Private Money Market Fund, LLC
  (cost $289,897,831)                             289,897,831    $  289,897,831

Total Investments-120.5%
  (cost $1,333,707,102)                                           1,735,107,516
Other assets less liabilities-(20.5)%                              (295,214,884)

Net Assets-100.0%                                                $1,439,892,632


(a) Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)  Non-income producing security.

(c)  Investment in affiliated money market mutual fund.

Glossary:

ADR - American Depositary Receipt

See notes to financial statements.


12 o ALLIANCEBERNSTEIN GROWTH FUND


STATEMENT OF ASSETS & LIABILITIES
January 31, 2007 (unaudited)

Assets
Investments in securities, at value
  Unaffiliated issuers (cost $1,328,484,243--including
    investment of cash collateral for securities loaned of
    $289,897,831)                                            $ 1,729,884,657(a)
  Affiliated issuers (cost $5,222,859)                             5,222,859
Receivable for shares of beneficial interest sold                  6,667,399
Receivable for investment securities sold                          3,471,905
Dividends and interest receivable                                    218,708
Total assets                                                   1,745,465,528

Liabilities
Payable for collateral on securities loaned                      289,897,831
Payable for shares of beneficial interest redeemed                12,210,318
Advisory fee payable                                                 921,791
Payable for investment securities purchased                          655,223
Transfer Agent fee payable                                           320,564
Distribution fee payable                                             196,999
Accrued expenses and other liabilities                             1,370,170
Total liabilities                                                305,572,896
Net Assets                                                   $ 1,439,892,632

Composition of Net Assets
Shares of beneficial interest, at par                        $           429
Additional paid-in capital                                     2,314,109,707
Accumulated net investment loss                                   (7,586,385)
Accumulated net realized loss on investment transactions      (1,268,027,879)
Net unrealized appreciation on investments and foreign
  currency denominated assets and liabilities                    401,396,760
                                                             $ 1,439,892,632


Net Asset Value Per Share--unlimited shares authorized, $.00001 par value

                                         Shares          Net Asset
Class              Net Assets         Outstanding          Value
------------------------------------------------------------------------
A                $ 955,456,678         25,098,642         $ 38.07*
B                $ 280,878,140         10,758,434         $ 26.11
C                $ 145,181,056          5,543,822         $ 26.19
Advisor          $  55,522,364          1,408,872         $ 39.41
R                $   2,511,720             65,973         $ 38.07
K                $     330,772              8,650         $ 38.24
I                $      11,902             309.30         $ 38.48


* The maximum offering price per share for Class A shares was $39.76 which reflects a sales charge of 4.25%.

(a)  Includes securities on loan with a value of $281,461,258 (see Note E).

See notes to financial statements.


ALLIANCEBERNSTEIN GROWTH FUND o 13


STATEMENT OF OPERATIONS
Six Months Ended January 31, 2007 (unaudited)

Investment Income
Dividends (net of foreign taxes withheld of
  $40,163)                                       $   4,750,820
Securities lending income                              404,580
Interest
  Unaffiliated issuers                                  64,461
  Affiliated issuers                                    16,588    $   5,236,449

Expenses
Advisory fee                                         5,585,718
Distribution fee--Class A                            1,452,238
Distribution fee--Class B                            1,561,497
Distribution fee--Class C                              764,088
Distribution fee--Class R                                2,822
Distribution fee--Class K                                  393
Transfer agency--Class A                             1,921,817
Transfer agency--Class B                               717,279
Transfer agency--Class C                               315,475
Transfer agency--Advisor Class                         108,907
Transfer agency--Class R                                 1,657
Transfer agency--Class K                                   355
Transfer agency--Class I                                    21
Printing                                               316,115
Custodian                                              161,184
Registration                                            59,095
Legal                                                   36,126
Audit                                                   24,737
Trustees' fees                                          16,793
Miscellaneous                                            3,312
Total expenses                                      13,049,629
Less: expense offset arrangement
  (see Note B)                                        (250,045)
Net expenses                                                         12,799,584
Net investment loss                                                  (7,563,135)

Realized and Unrealized Gain on
Investment and Foreign Currency
Transactions
Net realized gain on investment
  transactions                                                       87,266,892
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                       132,663,655
  Foreign currency denominated assets
    and liabilities                                                         423
Net gain on investment and foreign
  currency transactions                                             219,930,970

Net Increase in Net Assets from
  Operations                                                      $ 212,367,835


See notes to financial statements.


14 o ALLIANCEBERNSTEIN GROWTH FUND


STATEMENT OF CHANGES IN NET ASSETS

                                               Six Months Ended     Year Ended
                                               January 31, 2007      July 31,
                                                 (unaudited)          2006
                                                --------------   --------------
Increase (Decrease) in Net Assets
from Operations
Net investment loss                             $   (7,563,135)  $  (22,346,086)
Net realized gain on investment
  transactions                                      87,266,892      285,861,170
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities               132,664,078     (384,417,890)
Net increase (decrease) in net assets
  from operations                                  212,367,835     (120,902,806)

Transactions in Shares of Beneficial
Interest
Net decrease                                      (230,163,796)    (310,197,512)
Total decrease                                     (17,795,961)    (431,100,318)

Net Assets
Beginning of period                              1,457,688,593    1,888,788,911
End of period (including accumulated net
  investment loss of ($7,586,385) and
  ($23,250), respectively)                      $1,439,892,632   $1,457,688,593


See notes to financial statements.


ALLIANCEBERNSTEIN GROWTH FUND o 15


NOTES TO FINANCIAL STATEMENTS
January 31, 2007 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Growth Fund (the "Fund"), a series of The AllianceBernstein Portfolios (the "Trust"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K, and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares held for a period ending eight years after the end of the calendar month of purchase will automatically convert to Class A shares. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there


16 o ALLIANCEBERNSTEIN GROWTH FUND


has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income


ALLIANCEBERNSTEIN GROWTH FUND o 17


investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


18 o ALLIANCEBERNSTEIN GROWTH FUND


NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion of the Fund's average daily net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of .75% of the first $3 billion, .70% of the next $1 billion, .65% of the next $1 billion, and .60% over $5 billion of the Fund's average daily net assets. The fee is accrued daily and paid monthly.

The Fund compensates AllianceBernstein Investor Services, Inc. ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. Such compensation retained by ABIS amounted to $1,496,142 for the six months ended January 31, 2007.

For the six months ended January 31, 2007, the Fund's expenses were reduced by $250,045 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charge of $6,743 from the sale of Class A shares and received $7,521, $125,890 and $8,676 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended January 31, 2007.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.--Prime STIF Portfolio and the AllianceBernstein Fixed-Income Shares, Inc.--Government STIF Portfolio (collectively, the "STIF Portfolios"), open-end management investment companies managed by the Adviser. The STIF Portfolios are offered as cash management options to mutual funds, trusts, and other accounts managed by the Adviser, and are not available for direct purchase by members of the public. The STIF Portfolios pay no investment management fees.

Brokerage commissions paid on investment transactions for the six months ended January 31, 2007 amounted to $901,122, of which $2,406 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

Accrued expenses includes $10,011 owed to a former trustee under the Trust's deferred compensation plan.


ALLIANCEBERNSTEIN GROWTH FUND o 19


NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Fund's average daily net assets attributable to Class A shares, 1% of the average daily net assets attributable to both Class B and Class C shares, .50% of the Fund's average daily net assets attributable to Class R shares and .25% of the Fund's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Trustees currently limit payments under the Class A plan to .30% of the Fund's average daily net assets attributable to Class A shares. The Fund is not obligated under the Agreement to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Agreement is to compensate the Distributor for its distribution services with respect to the sale of the Fund's shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Agreement during any year may be more or less than its actual expenses. For this reason, the Agreement is characterized by the staff of the Securities Exchange Commission as being a "compensation" plan.

In the event that the Agreement is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended January 31, 2007 were as follows:

                                                  Purchases          Sales
                                                --------------   --------------
Investment securities (excluding
  U.S. government securities)                   $  361,793,145   $  590,176,262
U.S. government securities                                  -0-              -0-


20 o ALLIANCEBERNSTEIN GROWTH FUND


The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation                                    $  410,003,029
Gross unrealized depreciation                                        (8,602,615)
Net unrealized appreciation                                      $  401,400,414

1. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund's selling or buying a security or currency at a price different from the current market value. For the six months ended January 31, 2007, the Fund had no transactions in written options.

2. Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denomi-


ALLIANCEBERNSTEIN GROWTH FUND o 21


nated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward currency exchange contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

NOTE E

Securities Lending

The Fund has entered into a securities lending agreement with UBS Securities LLC (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent may invest the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of January 31, 2007, the Fund had loaned securities with a value of $281,461,258 and received cash collateral which was invested in a money market fund valued at $289,897,831 as included in the accompanying portfolio of investments. For the six months ended January 31, 2007, the Fund earned fee income of $404,580 which is included in the accompanying statement of operations.


22 o ALLIANCEBERNSTEIN GROWTH FUND


NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:


                               Shares                         Amount
                     --------------------------  ------------------------------
                      Six Months                   Six Months
                        Ended          Year           Ended           Year
                      January 31,     Ended        January 31,       Ended
                         2007        July 31,         2007           July 31,
                     (unaudited)       2006        (unaudited)        2006
                     ------------  ------------  --------------  --------------
Class A
Shares sold              423,191     1,852,059   $  15,098,136   $  67,582,480
Shares converted
  from Class B         1,012,175     3,253,740      36,627,586     118,679,153
Shares redeemed       (4,683,643)   (7,087,846)   (168,519,440)   (257,960,297)
Net decrease          (3,248,277)   (1,982,047)  $(116,793,718)  $ (71,698,664)

Class B
Shares sold              230,674       848,405   $   5,654,892   $  21,561,327
Shares converted
  to Class A          (1,473,316)   (4,709,583)    (36,627,586)   (118,679,153)
Shares redeemed       (2,203,496)   (4,989,286)    (54,278,320)   (125,486,035)
Net decrease          (3,446,138)   (8,850,464)  $ (85,251,014)  $(222,603,861)

Class C
Shares sold              143,670       498,421   $   3,555,227   $  12,747,710
Shares redeemed       (1,282,835)   (1,894,431)    (31,779,076)    (47,714,300)
Net decrease          (1,139,165)   (1,396,010)  $ (28,223,849)  $ (34,966,590)

Advisor Class
Shares sold              250,322       713,749   $   9,483,337   $  27,604,017
Shares redeemed         (308,975)     (230,095)    (11,776,159)     (8,818,874)
Net increase
  (decrease)             (58,653)      483,654   $  (2,292,822)  $  18,785,143

Class R
Shares sold               76,263         1,547   $   2,796,179   $      56,668
Shares redeemed          (10,622)       (2,128)       (394,561)        (73,490)
Net increase
  (decrease)              65,641          (581)  $   2,401,618   $     (16,822)

Class K
Shares sold                  146         8,376   $       5,076   $     303,282
Shares redeemed             (176)           -0-         (6,190)             -0-
Net increase
  (decrease)                 (30)        8,376   $      (1,114)  $     303,282

Class I
Shares sold                1,778            -0-  $      64,129   $          -0-
Shares redeemed           (1,775)           -0-        (67,026)             -0-
Net increase
  (decrease)                   3            -0-  $      (2,897)  $          -0-


ALLIANCEBERNSTEIN GROWTH FUND o 23


NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk-Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of the future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk-In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended January 31, 2007.

NOTE I

Components of Accumulated Earnings (Deficit)

The tax character of distributions to be paid for the year ending July 31, 2007 will be determined at the end of the current fiscal year. As of July 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                      $  (1,354,605,213)(a)
Unrealized appreciation/(depreciation)                          268,043,124(b)
Total accumulated earnings/(deficit)                      $  (1,086,562,089)

(a) On July 31, 2006, the Fund had a net capital loss carryforward of $1,354,605,213, of which $100,908,004 expires in the year 2009, $1,051,944,066 expires in the year 2010 and $201,753,143 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. The Fund utilized $284,343,973 of capital loss carryforward during the year.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and return of capital distributions from investments.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributed to deferred compensation.


24 o ALLIANCEBERNSTEIN GROWTH FUND


NOTE J

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other transactions with Affiliates" above.


ALLIANCEBERNSTEIN GROWTH FUND o 25


A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Trustees of the Trust ("the Independent Trustees") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allega-


26 o ALLIANCEBERNSTEIN GROWTH FUND


tions, which appear to be based in large part on the SEC Order and the NYAG
Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc.,


ALLIANCEBERNSTEIN GROWTH FUND o 27


certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments


28 o ALLIANCEBERNSTEIN GROWTH FUND


held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE K

Recent Accounting Pronouncement

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.


ALLIANCEBERNSTEIN GROWTH FUND o 29


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                           Class A
                          --------------------------------------------------------------------------------------------------------
                           Six Months
                              Ended                                                        November 1,          Year Ended
                           January 31,                   Year Ended July 31,                 2002 to            October 31,
                               2007      ----------------------------------------------     July 31,    --------------------------
                           (unaudited)        2006              2005          2004           2003(a)         2002         2001
                          -------------  ---------------  --------------  -------------  -------------  ------------  ------------
Net asset value,
  beginning of period        $32.93          $35.67            $29.05       $26.18          $22.56          $27.40       $52.42

Income From Investment
  Operations
Net investment loss(b)         (.14)           (.36)             (.32)        (.31)(c)        (.21)           (.28)        (.22)
Net realized and
  unrealized gain (loss)
  on investment
  transactions                 5.28           (2.38)             6.94         3.18            3.83           (4.56)      (19.10)
Net increase (decrease)
  in net asset value
  from operations              5.14           (2.74)             6.62         2.87            3.62           (4.84)      (19.32)

Less: Distributions
Distributions from net
  realized gain on
  investment
  transactions                   -0-             -0-               -0-          -0-             -0-             -0-       (5.70)
Net asset value,
  end of period              $38.07          $32.93            $35.67       $29.05          $26.18          $22.56       $27.40

Total Return
Total investment return
  based on net asset
  value(d)                    15.61%          (7.68)%           22.79%       10.96%          16.05%         (17.66)%     (40.50)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)          $955,457        $933,449        $1,081,725     $951,903        $835,657        $715,438     $874,604
Ratio to average net
  assets of:
  Expenses, net of
    waivers/
    reimbursements             1.53%(f)(g)     1.53%(e)(f)       1.49%        1.51%           1.66%(g)        1.49%        1.28%
  Expenses, before
    waivers/
    reimbursements             1.53%(f)(g)     1.53%(e)(f)       1.49%        1.52%           1.66%(g)        1.49%        1.28%
  Net investment loss          (.79)%(g)       (.98)%(e)        (1.02)%      (1.05)%(c)      (1.18)%(g)      (1.04)%       (.61)%
Portfolio turnover rate          25%             58%               41%          53%             29%             41%         115%

See footnote summary on page 36.


30 o ALLIANCEBERNSTEIN GROWTH FUND


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                         Class B
                          ------------------------------------------------------------------------------------------------------
                           Six Months
                              Ended                                                     November 1,          Year Ended
                           January 31,                   Year Ended July 31,              2002 to            October 31,
                               2007      -------------------------------------------     July 31,    ---------------------------
                           (unaudited)        2006          2005           2004           2003(a)         2002         2001
                          -------------  -------------  -------------  -------------  -------------  ------------  -------------
Net asset value,
  beginning of period        $22.67          $24.74          $20.31       $18.44          $15.98          $19.56       $39.49

Income From Investment
  Operations
Net investment loss(b)         (.19)           (.45)           (.39)        (.37)(c)        (.23)           (.34)        (.34)
Net realized and
  unrealized gain (loss)
  on investment
  transactions                 3.63           (1.62)           4.82         2.24            2.69           (3.24)      (13.89)
Net increase (decrease)
  in net asset value
  from operations              3.44           (2.07)           4.43         1.87            2.46           (3.58)      (14.23)

Less: Distributions
Distributions from net
  realized gain on
  investment
  transactions                   -0-             -0-             -0-          -0-             -0-             -0-       (5.70)
Net asset value,
  end of period              $26.11          $22.67          $24.74       $20.31          $18.44          $15.98       $19.56

Total Return
Total investment return
  based on net asset
  value(d)                    15.17%          (8.37)%         21.81%       10.14%          15.39%         (18.30)%     (40.93)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)          $280,878        $322,044        $570,462     $736,526        $999,620      $1,131,628   $2,233,260
Ratio to average net
  assets of:
  Expenses, net of
    waivers/
    reimbursements             2.29%(f)(g)     2.30%(e)(f)     2.24%        2.26%           2.41%(g)        2.22%        2.00%
  Expenses, before
    waivers/
    reimbursements             2.29%(f)(g)     2.30%(e)(f)     2.24%        2.27%           2.41%(g)        2.22%        2.00%
  Net investment loss         (1.55)%(g)      (1.77)%(e)      (1.77)%      (1.80)%(c)      (1.94)%(g)      (1.77)%      (1.31)%
Portfolio turnover rate          25%             58%             41%          53%             29%             41%         115%


See footnote summary on page 36.


ALLIANCEBERNSTEIN GROWTH FUND o 31


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                           Class C
                          ------------------------------------------------------------------------------------------------------
                           Six Months
                              Ended                                                     November 1,          Year Ended
                           January 31,                   Year Ended July 31,              2002 to            October 31,
                               2007      -------------------------------------------     July 31,    ---------------------------
                           (unaudited)        2006          2005           2004           2003(a)         2002         2001
                          -------------  -------------  -------------  -------------  -------------  ------------  -------------
Net asset value,
  beginning of period        $22.73          $24.80          $20.35       $18.47          $16.00          $19.58       $39.52

Income From Investment
  Operations
Net investment loss(b)         (.19)           (.43)           (.38)        (.37)(c)        (.23)           (.33)        (.34)
Net realized and
  unrealized gain (loss)
  on investment
  transactions                 3.65           (1.64)           4.83         2.25            2.70           (3.25)      (13.90)
Net increase (decrease)
  in net asset value
  from operations              3.46           (2.07)           4.45         1.88            2.47           (3.58)      (14.24)
Distributions from net
  realized gain on
  investment
  transactions                   -0-             -0-             -0-          -0-             -0-             -0-       (5.70)
Net asset value,
  end of period              $26.19          $22.73          $24.80       $20.35          $18.47          $16.00       $19.58

Total Return
Total investment return
  based on net asset
  value(d)                    15.22%          (8.35)%         21.87%       10.18%          15.44%         (18.28)%     (40.92)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)          $145,181        $151,937        $200,381     $212,679        $236,358        $239,940     $419,382
Ratio to average net
  assets of:
  Expenses, net of
    waivers/
    reimbursements             2.25%(f)(g)     2.25%(e)(g)     2.20%        2.22%           2.38%(g)        2.19%        1.98%
  Expenses, before
    waivers/
    reimbursements             2.25%(f)(g)     2.25%(e)(g)     2.20%        2.24%           2.38%(g)        2.19%        1.98%
  Net investment loss         (1.51)%(g)      (1.71)%(e)      (1.73)%      (1.77)%(c)      (1.90)%(g)      (1.74)%      (1.29)%
Portfolio turnover rate          25%             58%             41%          53%             29%             41%         115%


See footnote summary on page 36.


32 o ALLIANCEBERNSTEIN GROWTH FUND


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                                          Advisor Class
                          ------------------------------------------------------------------------------------------------------
                           Six Months
                              Ended                                                     November 1,          Year Ended
                           January 31,                   Year Ended July 31,              2002 to            October 31,
                               2007      -------------------------------------------     July 31,    ---------------------------
                           (unaudited)        2006          2005           2004           2003(a)         2002         2001
                          -------------  -------------  -------------  -------------  -------------  ------------  -------------
Net asset value,
  beginning of period        $34.04          $36.76         $29.85       $26.81          $23.05          $27.92       $53.17

Income From Investment
  Operations
Net investment loss(b)         (.09)           (.24)          (.23)        (.23)(c)        (.16)           (.20)        (.11)
Net realized and
  unrealized gain (loss)
  on investment
  transactions                 5.46           (2.48)          7.14         3.27            3.92           (4.67)      (19.44)
Net increase (decrease)
  in net asset value
  from operations              5.37           (2.72)          6.91         3.04            3.76           (4.87)      (19.55)

Less: Distributions
Distributions from net
  realized gain on
  investment
  transactions                   -0-             -0-            -0-          -0-             -0-             -0-       (5.70)
Net asset value,
  end of period              $39.41          $34.04         $36.76       $29.85          $26.81          $23.05       $27.92

Total Return
Total investment return
  based on net asset
  value(d)                    15.78%          (7.40)%        23.15%       11.34%          16.31%         (17.44)%     (40.34)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)           $55,522         $49,951        $36,167      $26,422         $16,994         $10,433      $19,087
Ratio to average net
  assets of:
  Expenses, net of
    waivers/
    reimbursements             1.23%(f)(g)     1.20%(e)(f)    1.19%        1.21%           1.36%(g)        1.18%         .98%
  Expenses, before
    waivers/
    reimbursements             1.23%(f)(g)     1.20%(e)(f)    1.19%        1.22%           1.36%(g)        1.18%         .98%
  Net investment loss          (.50)%(g)       (.63)%(e)      (.72)%       (.75)%(c)       (.87)%(g)       (.73)%       (.30)%
Portfolio turnover rate          25%             58%            41%          53%             29%             41%         115%

See footnote summary on page 36.


ALLIANCEBERNSTEIN GROWTH FUND o 33


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                       Class R
                                        -------------------------------------
                                        Six Months
                                          Ended                     March 1,
                                        January 31,   Year Ended   2005(h) to
                                           2007        July 31,     July 31,
                                       (unaudited)       2006         2005
                                       -----------  ------------  -----------
Net asset value, beginning of period     $32.95        $35.69       $32.88

Income From Investment Operations
Net investment loss(b)                     (.20)         (.36)        (.11)
Net realized and unrealized gain (loss)
  on investment transactions               5.32         (2.38)        2.92
Net increase (decrease) in net asset
  value from operations                    5.12         (2.74)        2.81
Net asset value, end of period           $38.07        $32.95       $35.69

Total Return
Total investment return based on
  net asset value(d)                      15.54%        (7.68)%       8.55%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                        $2,512           $11          $32
Ratio to average net assets of:
  Expenses                                 1.63%(f)(g)   1.50%(e)(f)  1.41%(g)
  Net investment loss                     (1.03)%(g)     (.94)%(e)    (.89)%(g)
Portfolio turnover rate                      25%           58%          41%


See footnote summary on page 36.


34 o ALLIANCEBERNSTEIN GROWTH FUND


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                       Class K
                                        -------------------------------------
                                        Six Months
                                          Ended                      March 1,
                                        January 31,   Year Ended    2005(h) to
                                           2007        July 31,      July 31,
                                       (unaudited)      2006          2005
                                       -----------  ------------  -----------
Net asset value, beginning of period     $33.04        $35.72        $32.88

Income From Investment Operations
Net investment loss(b)                     (.10)         (.23)         (.08)
Net realized and unrealized gain (loss)
  on investment transactions               5.30         (2.45)         2.92
Net increase (decrease) in net asset
  value from operations                    5.20         (2.68)         2.84
Net asset value, end of period           $38.24        $33.04        $35.72

Total Return
Total investment return based on
  net asset value(d)                      15.74%        (7.50)%        8.64%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                          $331          $287           $11
Ratio to average net assets of:
  Expenses                                 1.31%(f)(g)   1.30%(e)(f)   1.09%(g)
  Net investment loss                      (.58)%(g)     (.72)%(e)     (.62)%(g)
Portfolio turnover rate                      25%           58%           41%


See footnote summary on page 36.


ALLIANCEBERNSTEIN GROWTH FUND o 35


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                       Class I
                                        -------------------------------------
                                        Six Months
                                          Ended                     March 1,
                                        January 31,   Year Ended   2005(h) to
                                           2007       July 31,      July 31,
                                       (unaudited)      2006          2005
                                       -----------  ------------  -----------
Net asset value, beginning of period     $33.18        $35.76        $32.88

Income From Investment Operations
Net investment loss(b)                     (.04)         (.17)         (.05)
Net realized and unrealized gain (loss)
  on investment transactions               5.34         (2.41)         2.93
Net increase (decrease) in net asset
  value from operations                    5.30         (2.58)         2.88
Net asset value, end of period           $38.48        $33.18        $35.76

Total Return
Total investment return based on
  net asset value(d)                      15.98%        (7.22)%        8.76%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                           $12           $10           $11
Ratio to average net assets of:
  Expenses                                  .95%(f)(g)   1.02%(e)(f)    .86%(g)
  Net investment income                    (.20)%(g)     (.47)%(e)     (.39)%(g)
Portfolio Turnover Rate                      25%           58%           41%


(a)  The Fund changed its fiscal year end from October 31 to July 31.

(b)  Based on average shares outstanding.

(c) Net of fees and expenses waived/reimbursed by the Adviser and the Transfer Agent.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e) The ratio includes expenses attributable to estimated costs of proxy solicitation.

(f) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

                 Six Months Ended
                 January 31, 2007     Year Ended
                    (unaudited)     July 31, 2006
                 ----------------  ----------------
Class A                1.50%             1.52%
Class B                2.26%             2.29%
Class C                2.21%             2.24%
Advisor Class          1.20%             1.19%
Class R                1.60%             1.49%
Class K                1.28%             1.29%
Class I                0.91%             1.01%

(g)  Annualized.

(h)  Commencement of distributions.


36 o ALLIANCEBERNSTEIN GROWTH FUND


TRUSTEES

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)
Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer William D. Baird(2), Vice President
Robert Ginsberg(2), Vice President
Alan E. Levi(2), Vice President
Jack E. Plym(2), Vice President
Emilie D. Wrapp, Clerk
Joseph J. Mantineo, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller and Chief Accounting Officer

Custodian

State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

KPMG LLP
345 Park Avenue
New York, NY 10154


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The day-to-day management of and investment decisions for the Fund's portfolio are made by the U.S. Growth Team. Messrs. Baird, Ginsberg, Levi, and Plym are the investment professionals with the most significant responsibility for the day-to-day management of the Fund's portfolio.


ALLIANCEBERNSTEIN GROWTH FUND o 37


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and The AllianceBernstein Portfolios (the "Trust") in respect of AllianceBernstein Growth Fund (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer of the Trust for the Trustees of the Trust, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG").(2) The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Trust to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

1. Management fees charged to institutional and other clients of the Adviser for like services;

2.  Management fees charged by other mutual fund companies for like services;

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4. Profit margins of the Adviser and its affiliates from supplying such services;

5.  Possible economies of scale as the Fund grows larger; and

6. Nature and quality of the Adviser's services including the performance of the Fund.

FUND ADVISORY FEES & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connec-


(1) It should be noted that the information in the fee summary was completed on June 2, 2006 and presented to the Board of Trustees on June 14, 2006 in accordance with the Assurance of Discontinuance between the NYAG and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

(2)  Future references to the Fund do not include "AllianceBernstein."


38 o ALLIANCEBERNSTEIN GROWTH FUND


tion with the Adviser's settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.(3)

            Net Assets           Advisory Fee
            02/28/06        Based on % of Average
Category    (million)          Daily Net Assets                  Fund
-------------------------------------------------------------------------------
Growth      $1,841.7       75 bp on 1st $2.5 billion          Growth Fund
                           65 bp on next $2.5 billion
                           60 bp on the balance

Set forth below are the Fund's total expense ratios for the most recently completed fiscal year:

Fund                    Total Expense Ratio             Fiscal Year End
-------------------------------------------------------------------------------
Growth Fund             Class A       1.59%                 July 31
                        Class B       2.34%
                        Class C       2.31%
                        Class R       1.52%
                        Class K       1.39%
                        Class I       1.07%
                        Adv. Class    1.30%

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund's investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell


(3) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the NYAG.


ALLIANCEBERNSTEIN GROWTH FUND o 39


securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. It should be noted that the Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship. In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund's advisory fee:

                Net Assets    AllianceBernstein ("AB")    Effective      Fund
                 02/28/06     Institutional ("Inst.")     AB Inst.     Advisory
Fund              ($MIL)           Fee Schedule           Adv. Fee      Fee(4)
-------------------------------------------------------------------------------
Growth Fund      $1,841.7    U.S. Growth                   0.268%      0.750%
                             80 bp on 1st $25 million
                             50 bp on next $25 million
                             40 bp on next $50 million
                             30 bp on next $100 million
                             25 bp on the balance
                             Minimum Account Size: $10 m

The AllianceBernstein Variable Products Series Fund, Inc. ("AVPS"), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers investors the option to invest in a portfolio that has a substantially similar investment style as the Fund. The following table shows the fee schedule of such AVPS portfolio:

   Fund                 AVPS Portfolio               Fee Schedule
-------------------------------------------------------------------------------
Growth Fund            Growth Portfolio        0.75% on first $2.5 billion
                                               0.65% on next $2.5 billion
                                               0.60% on the balance

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following


(4) Fund advisory fee information was provided by Lipper. See Section II for additional discussion.


40 o ALLIANCEBERNSTEIN GROWTH FUND


"all-in" fee(5) for the Luxembourg fund that has a similar investment strategy as the Fund:

Fund                                                          Fee
-------------------------------------------------------------------------------
Equity Growth                                                1.50%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(6)

                            Effective          Lipper
                           Management          Group
Fund                           Fee             Median            Rank
-------------------------------------------------------------------------------
Growth Fund                   0.750            0.724             8/9

Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(7) and Lipper Expense Universe.(8) Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same invest-


(5) The "all-in" fee shown is for the class A shares of Equity Growth. This includes a fee for investment advisory services and a separate fee for distribution related services.

(6) The effective management fee is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group.

(7) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(8) Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.


ALLIANCEBERNSTEIN GROWTH FUND o 41



ment classification/objective with a similar load type as the subject Fund. The result of that analysis is set forth below:

                     Expense     Lipper      Lipper      Lipper      Lipper
                      Ratio      Group       Group      Universe    Universe
Fund                 (%)(9)     Median(%)     Rank      Median(%)     Rank
-------------------------------------------------------------------------------
Growth Fund          1.490       1.350         8/9        1.417       37/63

Based on this analysis, the Fund has equally favorable rankings on a management fee basis and a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Trustees to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Trustees was reviewed by the Senior Officer. The Adviser's profitability from providing investment advisory services to the Fund for calendar year 2005 was equal to that in 2004.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.


(9)  The total expense ratio shown is for the Fund's Class A shares.


42 o ALLIANCEBERNSTEIN GROWTH FUND


AllianceBernstein Investments, Inc. ("ABI"), an affiliate of the Adviser, is the Fund's principal underwriter. ABI and the Adviser have disclosed in the Fund's prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2005, ABI paid approximately 0.042% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18.0 million for distribution services and educational support (revenue sharing payments). For 2006, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.5 million.(10)

After payments to third party intermediaries, ABI retained the following amounts for Class A front-end load sales charges from sales of the Fund's Class A shares during the Fund's most recently completed fiscal year:

Fund                                                    Amount Received
-------------------------------------------------------------------------------
Growth Fund                                                 $23,583

ABI received the amounts set forth below in Rule 12b-1 fees and CDSC for the Fund during the Fund's most recent fiscal year:

Fund                                 12b-1 Fees Received      CDSC Received
-------------------------------------------------------------------------------
Growth Fund                               $11,591,528            $447,612

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. ("ABIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS' after-tax profitability increased in 2005 in comparison to 2004. ABIS received the following fee from the Fund in the most recent fiscal year:

Fund                                                      ABIS Fee(11)
-------------------------------------------------------------------------------
Growth Fund                                               $4,226,165

The Fund effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB & Co.") and/or its U.K. affiliate, Sanford
C. Bernstein Limited ("SCB Ltd."), collectively "SCB," and paid commissions for


(10) ABI currently inserts the "Advance" in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an "independent mailing" would cost.

(11) The fee disclosed is net of any waivers or any other expense offset arrangement with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder's account to the transfer agent's account and then from the transfer agent's account to the Fund's account.


ALLIANCEBERNSTEIN GROWTH FUND o 43


such transactions during the Fund's most recently completed fiscal year. The Adviser represented that SCB's profitability from business conducted with the Fund is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Fund. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser's cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Trustees and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent a fund's assets exceeds its initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $635 billion as of April 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.


44 o ALLIANCEBERNSTEIN GROWTH FUND


The information below, which was prepared by Lipper, shows the 1, 3, 5 and 10 year performance ranking of the Fund(12) relative to its Lipper Performance Group(13) and Lipper Performance Universe(14) for the periods ended December 31, 2005:

Growth Fund                        Group       Universe
---------------------------------------------------------------
1 year                              4/9          27/83
3 year                              4/9          19/72
5 year                              5/8          30/62
10 year                             6/8          13/25

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)(15) versus its benchmark:(16)

                                      Periods Ending December 31, 2005
                                           Annualized Performance
-------------------------------------------------------------------------------
                               1          3          5         10      Since
Fund                         Year       Year       Year       Year   Inception
-------------------------------------------------------------------------------
Growth Fund                 11.64      20.09      -1.37       6.73      12.82
Russell 3000 Growth Index    5.17      13.78      -3.15       6.48      10.33

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: July 17, 2006


(12)  The performance rankings are for the Class A shares of the Fund.

(13)  The Lipper Performance Group is identical to the Lipper Expense Group.

(14) For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective and load type, regardless of asset size.

(15)  The performance returns shown are for the Class A shares of the Fund.

(16) The Adviser provided Fund and benchmark performance return information for periods through December 31, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


ALLIANCEBERNSTEIN GROWTH FUND o 45


THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Small/Mid-CapValue Fund
Utility Income Fund
Value Fund

Global & International

Global Real Estate Investment Fund*
Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Global Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National                   Michigan
Insured National           Minnesota
Arizona                    New Jersey
California                 New York
Insured California         Ohio
Florida                    Pennsylvania
Massachusetts              Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
AllianceBernstein Global High Income Fund*
AllianceBernstein Income Fund*
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund

--------------------------------------------
Retirement Strategies Funds
--------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our website at www.alliancebernstein.com or call us at 800.227.4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to January 26, 2007, AllianceBernstein Income Fund was named ACM Income Fund and AllianceBernstein Global High Income Fund was named Alliance World Dollar Government Fund II. Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


46 o ALLIANCEBERNSTEIN GROWTH FUND


NOTES


ALLIANCEBERNSTEIN GROWTH FUND o 47


NOTES


48 o ALLIANCEBERNSTEIN GROWTH FUND


ALLIANCEBERNSTEIN GROWTH FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


GRO-0152-0107


ITEM 2.  CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.     DESCRIPTION OF EXHIBIT

12 (b) (1)      Certification of Principal Executive Officer Pursuant to
                Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)      Certification of Principal Financial Officer Pursuant to
                Section 302 of the Sarbanes-Oxley Act of 2002

12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the
                Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The AllianceBernstein Portfolios

By:   /s/ Marc O. Mayer
      -----------------
      Marc O. Mayer
      President

Date: March 30, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Marc O. Mayer
      -----------------
      Marc O. Mayer
      President

Date: March 30, 2006

By:   /s/ Joseph  J. Mantineo
      -----------------------
      Joseph  J. Mantineo
      Treasurer and Chief Financial Officer

Date: March 30, 2007